                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                     LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                         LUTHERAN BROTHERHOOD GROWTH FUND
                            LUTHERAN BROTHERHOOD FUND
                         LUTHERAN BROTHERHOOD VALUE FUND
                      LUTHERAN BROTHERHOOD HIGH YIELD FUND
                        LUTHERAN BROTHERHOOD INCOME FUND
                    LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                   LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
                     LUTHERAN BROTHERHOOD MONEY MARKET FUND

                                    SERIES OF
                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION



                                                         March 1, 2000


     The Lutheran Brotherhood Family of Funds offers eleven Funds, each of which offer three classes of shares: Class A, Class B and Institutional Class shares. Class A and B shares are offered through a combined prospectus and Institutional Class shares are offered through a separate prospectus. Each such prospectus is referred to hereinafter as a "prospectus". This Statement of Additional Information should be read in conjunction with the prospectus dated December 20, 1999 for the applicable class of the Lutheran Brotherhood Opportunity Growth Fund ("LB Opportunity Growth Fund"), Lutheran Brotherhood Mid Cap Growth Fund ("LB Mid Cap Growth Fund"), Lutheran Brotherhood World Growth Fund ("LB World Growth Fund"), Lutheran Brotherhood Growth Fund ("LB Growth Fund"), Lutheran Brotherhood Fund ("LB Fund"), Lutheran Brotherhood Value Fund ("LB Value Fund"), Lutheran Brotherhood High Yield Fund ("LB High Yield Fund"), Lutheran Brotherhood Income Fund ("LB Income Fund"), Lutheran Brotherhood Municipal Bond Fund ("LB Municipal Bond Fund"), Lutheran Brotherhood Limited Maturity Bond Fund ("LB Limited Maturity Bond Fund") and Lutheran Brotherhood Money Market Fund ("LB Money Market Fund"), each a series of The Lutheran Brotherhood Family of Funds (the "Trust"). This Statement of Additional Information is not a prospectus itself. The Report of Independent Accountants and financial statements in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 of the Funds are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference. To receive a copy of either prospectus or the Annual Report, write to Lutheran Brotherhood Securities Corp., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free 1-800-328-4552 for the Automated Service Line or 1-800-990-6290 to speak with a customer service associate.

                                TABLE OF CONTENTS

                                                                        Page

History of the Lutheran Brotherhood Family of Funds......................
Investment Policies and Restrictions.....................................
Fund Management..........................................................
Investment Advisory Services.............................................
Administrative Services..................................................
Distribution and Shareholder Services....................................
Brokerage Transactions...................................................
Code of Ethics...........................................................
Purchasing Shares........................................................
Sales Charges............................................................
Net Asset Value..........................................................
Redeeming Shares.........................................................
Tax Status...............................................................
General Information......................................................
Calculation of Performance Data..........................................
Description of Debt Ratings..............................................
Report of Independent Public Accountants and Financial Statements........


           HISTORY OF THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

     Each Fund in The Lutheran Brotherhood Family of Funds is a diversified series of The Lutheran Brotherhood Family of Funds (the "Trust"), an open-end management investment company. All the Funds, except LB World Growth Fund and LB Mid Cap Growth Fund, were organized in 1993 as series of The Lutheran Brotherhood Family of Funds, a Delaware business trust. Each of those Funds is the successor to a fund of the same name that previously operated as a separate corporation or trust pursuant to a reorganization that was effective as of November 1, 1993. LB World Growth Fund and LB Mid Cap Growth Fund began operating as a series of the LB Family of Funds on September 5, 1995 and May 30, 1997, respectively. LB Growth Fund, LB Value Fund, and LB Limited Maturity Bond Fund began operating as a series of the LB Family of Funds on October 29, 1999. The fiscal year end of the Trust and each Fund is October 31. Prior to October 31, 1997, the shares of the Funds had no specific class designations. As of that date, Class A, Class B and Institutional Class shares were authorized by the Board of Trustees of the Trust. The Trust has reserved the right to create other classes of shares in the future.


                       INVESTMENT POLICIES AND RESTRICTIONS

ADDITIONAL INVESTMENT PRACTICES

     In addition to those practices stated in the Prospectus, various of the Funds may purchase the following securities or may engage in the following transactions.


OTHER SECURITIES

     LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Growth Fund, LB Fund, and LB Value Fund may each invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's), and other debt or equity securities. In addition, each of these Funds may invest in U.S. Government securities or cash, and LB World Growth Fund may also invest in European Depository Receipts (EDR's) and the securities of foreign investment trusts and or trusts.

     LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Growth Fund, LB Fund, and LB Value Fund will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade (sometimes referred to as "high yield" or "junk bonds") are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

     LB High Yield Fund, LB Income Fund, and LB Limited Maturity Bond Fund may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

     LB Municipal Bond Fund does not generally intend to purchase any securities which would cause 25% or more of the value of its total assets to be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. The Fund may invest 25% or more of the value of its total assets in industrial development bonds. The Fund also may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry.


BANK INSTRUMENTS

     LB Money Market Fund may invest in bank instruments including, but not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).
A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

     U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.


REPURCHASE AGREEMENTS

     Each of the Funds may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller's agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by LB Research (or a sub-adviser) to be creditworthy.


RESTRICTED SECURITIES

     The Funds may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.


REVERSE REPURCHASE AGREEMENTS

     Each of the Funds also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. The Fund will engage in reverse repurchase agreements which are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Each of the Funds may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Fund will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.


LENDING SECURITIES (ALL FUNDS EXCEPT LB MONEY MARKET FUND)

     Consistent with applicable regulatory requirements, each of the Funds may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. In electing to engage in securities lending for a Fund, the Adviser will take into account the investment objective and principal strategies of the Fund. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.

     The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

     No Fund will lend securities to broker-dealers affiliated with LB Research or a sub-adviser. LB Research believes that this will not affect the Fund's ability to maximize its securities lending opportunities. No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.


PUT AND CALL OPTIONS (ALL FUNDS EXCEPT LB MONEY MARKET FUND)

     Selling ("Writing") Covered Call Options: The Funds may from time to time sell ("write") covered call options on any portion of their portfolios as a hedge to provide partial protection against adverse movements in prices of securities in those Funds and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined ("strike") price. As the writer of a call option, a Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Fund until either the option expires or a closing transaction is made.

     If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Fund will generally not be called upon to deliver the security. A Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

     Buying Call Options: The Funds may also from time to time purchase call options on securities in which those Funds may invest. As the holder of a call option, a Fund has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities which the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

     Selling Put Options: The Funds may from time to time sell ("write") covered put options if the put option is part of a combined position (see "Combined Position Option" below). As the writer of a put option, the Fund assumes the obligation to pay a predetermined ("strike") price for the option's underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Fund must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

     If the price of the underlying security remains the same or rises above the strike price, the Fund generally will not be called upon to purchase the security. The Fund will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Fund may be called upon to purchase the security at the strike price.

     Buying Put Options: The Funds may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined ("strike") price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

     Options on Foreign Currencies: The Funds may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

     Index Options: As part of its options transactions, the Funds may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

     Combined Position Options. The Funds may purchase and sell options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Funds may engage in "straddle" and "spread" transactions. A "straddle" is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A "spread" is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Fund will depend on LB Research's or the Sub-adviser's perception of anticipated market movements.

     Negotiated Transactions: The Funds will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its investment adviser. Despite the investment adviser's or sub-adviser's best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Statement of Additional Information entitled, "Risks of Transactions in Options and Futures". Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when its investment adviser or sub-adviser believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised.

     Closing Transactions: The Funds may dispose of options which they have written by entering into "closing purchase transactions". Those Funds may dispose of options which they have purchased by entering into "closing sale transactions". A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

     A Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

     A Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Fund realizes a loss if the premium received is less than the premium paid.


FINANCIAL FUTURES AND OPTIONS ON FUTURES (ALL FUNDS EXCEPT LB MONEY MARKET
FUND)

     Selling Futures Contracts: The Funds may sell financial futures contracts ("futures contracts") as a hedge against adverse movements in the prices of securities in those Funds. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills, government mortgage-backed securities; corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.

     Futures contracts have been designed by and are traded on boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

     When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called "margin" by commodities exchanges and brokers.

     The payment of "margin" in these transactions is different than purchasing securities "on margin". In purchasing securities "on margin" an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of "margin" involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a "good faith deposit" by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay "variation margin" equal to the daily change in the value of the position held by the Fund.

     Buying Futures Contracts: The Funds may purchase financial futures contracts as a hedge against adverse movements in the prices of securities which they intend to purchase. The Funds may buy and sell futures contracts for a number of reasons, including to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and to protect the value of portfolio securities. A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities which a Fund intends to purchase. A Fund would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities which a Fund intends to purchase.

     Options on Futures Contracts: The Funds may also sell ("write") and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities which a Fund intends to purchase.

     Currency Futures Contracts and Options: The Funds may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.

     Limitations: The Funds may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Fund will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Fund will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.


HYBRID INVESTMENTS (ALL FUNDS EXCEPT LB MONEY MARKET FUND)

     As part of their investment program and to maintain greater flexibility, the Funds may invest in hybrid instruments (a potentially high risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. None of the Funds expect to hold more than 5% of its total assets in hybrid instruments.


RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES

     There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund's hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

     There is a risk that LB Research or a sub-adviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund's return to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the expense of hedging and LB Research's or a Fund's sub-adviser's accuracy in predicting the future changes in interest rate levels and securities price movements.

     A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market. There is nonetheless no assurance that a liquid secondary market such as an exchange or board of trade will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

     When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

     Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.


FOREIGN FUTURES AND OPTIONS

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


SHORT SALES AGAINST THE BOX

     The Funds may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box". A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.


FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

     Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


TEMPORARY DEFENSIVE INVESTMENTS (ALL FUNDS EXCEPT LB MONEY MARKET FUND)

     The Funds may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive position when, in the opinion of LB Research or a Fund's sub-adviser such a position is more likely to provide protection against unfavorable market conditions than adherence to the Funds' other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, Eurodollar certificates of deposit, commercial paper and banker's acceptances issued by domestic and foreign corporations and banks. When investing in short-term money market obligations for temporary defensive purposes, a Fund will invest only in securities rated at the time of purchase Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, F-1 or F-2 by Fitch Investors Service, Inc., or unrated instruments that are determined by LB Research or the sub-adviser to be of a comparable level of quality. When a Fund adopts a temporary defensive position its investment objective may not be achieved.


COMPUTER RELATED RISKS

     Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates.

     The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Funds, as well as the computer systems of those service providers upon which the Funds rely, in order to obtain reasonable assurances that the Funds will not experience a material adverse impact related to this problem. The Funds do not currently anticipate that this problem will have a material adverse impact on their portfolio investments, taken as a whole. There can be no assurances in this area, however, including the possibility that this problem could negatively affect the investment markets or the economy generally.


                             INVESTMENT LIMITATIONS

     The fundamental investment restrictions for the Funds are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940. (Under the Investment Company Act of 1940, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a "1940 Act Majority Vote").) Under these restrictions, with respect to each Fund:

      (1) The Fund may not borrow money, except that the Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund's total assets immediately after the time of such borrowing.

      (2) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

      (3) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or that invest or deal in real estate.

      (4) The Fund may not engage in underwriting or agency distribution of securities issued by others; provided, however, that this restriction shall not be construed to prevent or limit in any manner the power of the Fund to purchase and resell restricted securities or securities for investment.

      (5) The Fund may not lend any of its assets except portfolio securities. The purchase of corporate or U.S. or foreign governmental bonds, debentures, notes, certificates of indebtedness, repurchase agreements or other debt securities of an issuer permitted by the Fund's investment objective and policies will not be considered a loan for purposes of this limitation.

      (6) The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the Investment Company Act of 1940) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of its total assets invested in the securities of such issuer.

      (7) The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange
             Commission.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

      (9) The Fund may not invest in a security if the transaction would result in 25% or more of the Fund's total assets being invested in any one industry. With respect to Lutheran Brotherhood Money Market Fund, this restriction does not apply to Government Securities (as such term is defined in the Investment Company Act of 1940) or instruments issued by domestic banks. This restriction does not apply to LB Municipal Bond Fund.

     The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction with respect to each
Fund:

      (1) The Fund will not purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund's total assets are outstanding.

     Section 18(g) of the 1940 Act defines a "senior security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(F)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(F)(1) if it segregates fund assets.


FUND MANAGEMENT

     The Board of Trustees of the Trust is responsible for the management and supervision of the Funds' business affairs and for exercising all powers except those reserved to the shareholders.

     The officers and Trustees of the Trust and their addresses, positions with the Trust, and principal occupations are set forth below. As of November 30, 1999 the officers and Trustees own less than 1% of any Fund's outstanding shares.



           NAME AND ADDRESS                 POSITION WITH THE TRUST             PRINCIPAL OCCUPATION DURING THE
                                                                                         PAST 5 YEARS
Rolf F. Bjelland*                       Chairman, Trustee and             Executive Vice President, Lutheran
625 Fourth Avenue South                 President                         Brotherhood; Director, Lutheran
Minneapolis, MN                                                           Brotherhood Research Corp.; Director
Age 61                                                                    and Executive Vice President, Lutheran
                                                                          Brotherhood Financial Corporation;
                                                                          Director, Lutheran Brotherhood Securities
                                                                          Corp.; Director and Vice President,
                                                                          Lutheran Brotherhood Variable Insurance
                                                                          Products Company; Director, Lutheran
                                                                          Brotherhood Real Estate Products Company;
                                                                          Director, Chairman and President of LB
                                                                          Series Fund, Inc.


Herbert F. Eggerding, Jr.               Trustee                           Management consultant to several privately
12587 Glencroft Drive                                                     owned companies; formerly Executive Vice
St. Louis, MO                                                             President and Chief Financial Officer,
Age 62                                                                    Petrolite Corporation; Director, Lutheran
                                                                          Charities Foundation of St. Louis, MO;
                                                                          Director of LB Series Fund, Inc.


Noel K. Estenson                        Trustee                           President and Chief Executive Officer,
CENEX, Inc.                                                               CENEX, Inc.; Vice Chairman, CF
P.O. Box 64089                                                            Industries; Board member, National
St. Paul, MN                                                              Cooperative Refinery Association;
Age 61                                                                    Board member, Farm Credit Leasing;
                                                                          Board member, National Council of
                                                                          Farmer Cooperatives; Director, LB Series
                                                                          Fund, Inc.


Jodi L. Harpstead                       Trustee                           Vice President, U.S. Cardiac Rhythm
Medtronic                                                                 Management for Medtronic, Inc.; Previously,
7000 Central Avenue NE                                                    Manager and Vice President, U.S. Pacing
Minneapolis, MN                                                           Marketing, Medtronic, Inc.; Board member
Age 43                                                                    of Delta Dental Plan of Minnesota;
                                                                          Director, LB Series Fund, Inc.


Richard A. Hauser                       Trustee                           Partner, Baker & Hostetler, LLP; Previously,
1050 Connecticut Avenue NW                                                Chairman of the Pennsylvania Avenue
Suite 1100                                                                Development Corporation, Washington, DC;
Washington, DC                                                            Director, The Luther Institute; Director,
Age 57                                                                    LB Series Fund, Inc.


Connie M. Levi                          Trustee                           Retired President of the Greater
P.O. Box 675325                                                           Minneapolis Chamber of Commerce;
Rancho Santa Fe, CA                                                       served in the Minnesota House of
Age 60                                                                    Representatives from 1978 to 1986,
                                                                          including in the capacity as majority
                                                                          leader; former Director or member of
                                                                          numerous governmental, public service
                                                                          and non-profit boards and organizations;
                                                                          Director, Norstan, Inc.; Director of
                                                                          LB Series Fund, Inc.


Bruce J. Nicholson*                     Trustee                           President and Chief Operating Officer,
625 Fourth Avenue South                                                   Lutheran Brotherhood; Chairman,
Minneapolis, MN                                                           President and Chief Executive Officer,
Age 53                                                                    Lutheran Brotherhood Financial
                                                                          Corporation; Chairman, President and Chief
                                                                          Executive Officer, Lutheran Brotherhood
                                                                          Variable Insurance Products Company;
                                                                          Chairman, Lutheran Brotherhood Research
                                                                          Corp; Chairman, Lutheran Brotherhood
                                                                          Securities Corp.; Chairman, Lutheran
                                                                          Brotherhood Real Estate Products Company;
                                                                          Director, LB Series Fund, Inc.


Randall L. Boushek                      Senior Vice President             Senior Vice President and Chief Investment
625 Fourth Avenue South                                                   Officer, Lutheran Brotherhood; Director
Minneapolis, MN                                                           and President, Lutheran Brotherhood
Age 42                                                                    Research Corp; Director, Vice President
                                                                          and Chief Investment Officer, Lutheran
                                                                          Brotherhood Variable Insurance Products
                                                                          Company; Director, Lutheran Brotherhood
                                                                          Securities Corp.; Director, Lutheran
                                                                          Brotherhood Real Estate Products Company;
                                                                          Vice President of LB Series Fund, Inc.


Otis F. Hilbert                         Secretary and Vice President      Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Vice President and Secretary,
Minneapolis, MN                                                           Lutheran Brotherhood Securities Corp.;
Age 62                                                                    Secretary, Lutheran Brotherhood
                                                                          Research Corp.; Vice President and
                                                                          Secretary, Lutheran Brotherhood
                                                                          Real Estate Products Company; Vice
                                                                          President and Assistant Secretary,
                                                                          Lutheran Brotherhood Variable
                                                                          Insurance Products Company; Vice President
                                                                          and Secretary of LB Series Fund, Inc.


Frederick P. Johnson                    Vice President                    Assistant Vice President, Lutheran
625 Fourth Avenue South                                                   Brotherhood; Assistant Vice President,
Minneapolis, MN                                                           Lutheran Brotherhood Variable Insurance
Age 37                                                                    Products Company; Assistant Vice President,
                                                                          Lutheran Brotherhood Securities Corp.;
                                                                          Vice President of LB Series Fund, Inc.


James R. Olson                          Vice President                    Senior Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Director and Vice President, Lutheran
Minneapolis, MN                                                           Brotherhood Variable Insurance Products
Age 57                                                                    Company; Director and Vice President,
                                                                          Lutheran Brotherhood Research Corp.;
                                                                          Director and Vice President, Lutheran
                                                                          Brotherhood Securities Corp.; Director and
                                                                          Vice President, Lutheran Brotherhood Real
                                                                          Estate Products Company; Vice President of
                                                                          LB Series Fund, Inc.


Brenda J. Pederson                      Vice President                    Assistant Vice President, Lutheran
625 Fourth Avenue South                                                   Brotherhood; Assistant Vice President,
Minneapolis, MN                                                           Lutheran Brotherhood Securities Corp.;
Age 38                                                                    Vice President of LB Series Fund, Inc.


Richard B. Ruckdashel                   Vice President                    Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Vice President, Lutheran Brotherhood
Minneapolis, MN                                                           Variable Insurance Products Company; Vice
Age 44                                                                    President, Lutheran Brotherhood
                                                                          Securities Corp.; Vice President of LB
                                                                          Series Fund, Inc.


Wade M. Voigt                           Treasurer                         Assistant Vice President, Mutual Fund
625 Fourth Avenue South                                                   Accounting, Lutheran Brotherhood;
Minneapolis, MN                                                           Treasurer of LB Series Fund, Inc.
Age 43
-----------------------
 (*)  "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his positions with affiliated entities referred to elsewhere herein.

Executive Committee

     The present members of the Executive Committee of the Fund are Trustees Bjelland (Chairman), Eggerding, and
Nicholson.  The Executive Committee assists the Board of Trustees in fulfilling its duties with respect to the scheduling of Board meetings and their agendas.  The Executive Committee serves as a direct line of communication between the Board of Trustees and management of the Fund and the investment adviser.  The Executive Committee meets as necessary, and generally meets at least once prior to each meeting of the Board of Trustees.



PRINCIPAL HOLDERS

     The following shareholders were record owners of 5% or more of a Class of a Fund's outstanding securities as of December 1, 1999:

     Owner                                          % Ownership

Lutheran Brotherhood (including its
  wholly-owned subsidiary companies)
625 Fourth Avenue South
Minneapolis, Minnesota  55415-1624       9.04% Class B LB Money Market Fund
                                         7.17% Institutional Class LB Fund
                                         7.23% Institutional Class LB
                                                Opportunity Growth Fund
                                        62.53% Institutional Class LB World
                                                Growth Fund
                                        71.44% Institutional Class LB Money
                                                Market Fund
                                         5.12% Institutional Class LB High
                                                Yield Fund
                                        57.14% Class A LB Growth Fund
                                        65.44% Class A LB Value Fund
                                        85.42% Class A LB Limited Maturity
                                                Bond Fund
                                        83.25% Class B LB Growth Fund
                                        86.70% Class B LB Value Fund
                                        99.80% Class B LB Limited Maturity
                                                Bond Fund
                                       100%    Institutional Class LB Growth
                                                Fund
                                       100%    Institutional Class LB Value
                                                Fund
                                        57.65% Institutional Class LB Mid
                                                Cap Growth Fund
                                       100%    Institutional Class LB
                                                Limited Maturity Bond Fund

Roger W. Allen                           7.37% Class B LB Money Market Fund
139 W. Hickory Street
E. Rochester, NY   14445-1811

Berkey Land Company                      8.35% Institutional Class LB
524 Berkey Road                                 Municipal Bond Fund
Boswell, PA   15531-2315

Calahan Family Partnership              12.93% Institutional Class LB
6314 Hillview Way                               Municipal Bond Fund
Missoula, MT   59803-3373

California Lutheran University           6.70% Institutional Class LB Fund
60 West Olsen Road
Thousand Oaks, CA   91360-2700

Christ the King Lutheran Church          5.05% Institutional Class LB Money
5918 Spalding Drive                             Market Fund
Norcross, GA   30092-1906

FFB Financial Partnership                5.51% Institutional Class LB
Fred Bashore - G.P.                             Municipal Bond Fund
12435 E. Doubletree Road
Scottsdale, AZ   85259

Alfred H. Gaucker                       14.51% Class B LB Money Market Fund
2110 Old Route 100
Bechtelsville, PA   19505-9003

Koppy's Propane, Inc.                   14.52% Institutional Class LB
Rural Route 209, Box 36                         Municipal Bond Fund
Williamstown, PA   17098

K V Management                          17.15% Institutional Class LB
25 Gateway Drive                                Municipal Bond Fund
Reedsville, PA   17084-9641

Peter G. Lee                             5.50% Class B LB Money Market Fund
1110 Fiske Street
Pacific Palisades, CA   90272-3845

Lichtenberg Brothers, Inc.              19.93% Institutional Class LB Mid
W1918 McArthur Road                             Cap Growth Fund
Mayville, WI   53050-2333

Lutheran Charities Foundation           11.07% Institutional Class LB High
Church Street Station                           Yield Fund
PO Box 9014
New York, NY   10087-9014

Lutheran Church Missouri                52.78% Institutional Class LB High
  Synod Foundation                              Yield Fund
1333 S. Kirkwood Road
St. Louis, MO   63122-7295

Lutheran Community Foundation           42.72% Institutional Class LB Fund
625 Fourth Avenue South                 36.22% Institutional Class LB Income
Suite 1415                                      Fund
Minneapolis, MN   55415-1624            83.11% Institutional Class LB
                                                Opportunity Growth Fund
                                        33.45% Institutional Class LB World
                                                Growth Fund

Donald Frank Mann                        5.86% Class B LB Money Market Fund
23 Barberry Hill Road
Woodstock, VT   05091-1268

Jon A. Olson                             5.74% Class B LB Money Market Fund
Jean C. Olson
2919 Vernon Avenue South
St. Louis Park, MN   55416-1841

Roxie D. Overcash                       12.37% Class B LB Money Market Fund
1885 Daugherty Road
China Grove, NC   28023-7680

St. Andrews By the Sea ELCA             19.87% Institutional Class LB Mid
PO Box 1567                                     Cap Growth Fund
Atlantic City, NJ   08404-1567

Norris Dean Thorson                      7.14% Class B LB Money Market Fund
RR 3, Box 26
Luverne, MN   56156-9415

Joyce S. Winiarski                      15.86% Class B LB Money Market Fund
103 Eden Glen Court
Black Mountain, NC   28711-8802


COMPENSATION OF TRUSTEES AND OFFICERS

     The Funds make no payments to any of its officers for services performed for the Fund. Trustees of the Trust who are not interested persons of the Trust are paid an annual retainer fee by the Trust of $23,500 and an annual fee of $9,000 per year to attend meetings of Board of Trustees.

     Trustees who are not interested persons of the Trust are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Fund.

     For the fiscal year ended October 31, 1999, the Trustees of the Trust received the following amounts of compensation either directly or in the form of payments made into a deferred compensation plan:





                                             PENSION OR
                                             RETIREMENT
                            AGGREGATE      BENEFITS ACCRUED    ESTIMATED ANNUAL   TOTAL COMPENSATION
NAME AND POSITION         COMPENSATION     AS PART OF FUND      BENEFITS UPON        PAID BY FUND
OF PERSON                  FROM TRUST         EXPENSES           RETIREMENT        AND FUND COMPLEX (1)
Rolf F. Bjelland(2)         $     0         $      0            $      0               $     0
Chairman and Trustee

Herbert F. Eggerding, Jr.    19,875                0                   0                36,750
Trustee

Noel K. Estenson             19,208                0                   0                35,500
Trustee

Jodi L. Harpstead            19,208                0                   0                35,500
Trustee

Richard K. Hauser            19,208                0                   0                35,500
Trustee

Connie M. Levi               19,542                0                   0                36,125
Trustee

Bruce J. Nicholson(2)             0                0                   0                     0
Trustee
---------------------------------------------------------------------------------------------------
(1)  The "Fund Complex" includes the eleven series of The Lutheran Brotherhood Family of
     Funds and the seven portfolios of LB Series Fund, Inc.
(2)  "Interested person" of the Fund as defined in the Investment Company Act of 1940.


                          INVESTMENT ADVISORY SERVICES

     The Funds' investment adviser, LB Research, was organized as a Pennsylvania corporation in 1969 and was reincorporated as a Minnesota corporation in 1987. It has been in the investment advisory business since 1970. LB Research is a wholly-owned subsidiary of Lutheran Brotherhood Financial Corporation which, in turn, is a wholly-owned subsidiary of Lutheran Brotherhood, a fraternal benefit society. The officers and directors of LB Research who are affiliated with the Trust are set forth under "Fund Management".

     Investment decisions for each of the Funds, except LB World Growth Fund, are made by LB Research, subject to the overall direction of the Board of Trustees. LB Research provides overall investment supervision of LB World Growth Fund's investments, with investment decisions for LB World Growth Fund being made by an investment sub-adviser. Except for LB World Growth Fund, LB Research provides investment research and supervision of each Fund's investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of each Fund's assets. LB Research assumes the expense of providing the personnel to perform its advisory functions. The Master Advisory Contract (the "Advisory Contract") for the Funds provides that Lutheran Brotherhood has reserved the right to grant the non-exclusive use of the name "Lutheran Brotherhood" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from each Fund the use of the name "Lutheran Brotherhood". The name "Lutheran Brotherhood" will continue to be used by each Fund as long as such use is mutually agreeable to Lutheran Brotherhood and the Funds.

     Investment decisions for LB World Growth Fund are made by Rowe Price-Fleming International, Inc. ("Price-Fleming"), which LB Research has engaged as the sub-adviser for that Fund. Price-Fleming manages that Fund on a daily basis, subject to the overall direction of LB Research and the Funds' Board of Trustees.

     Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with the U.S. equivalent of over $33 billion under management as of June 30, 1999 in its offices in Baltimore, London, Tokyo, Singapore, Paris, Hong Kong, and Buenos Aires.

     The Advisory Contract provides that it shall continue in effect with respect to each Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.


     The Sub-advisory Contract between the Trust and Price-Fleming provides that it shall continue in effect with respect to LB World Growth Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Sub-advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     LB Research receives an annual investment advisory fee from each Fund. The advisory contract between LB Research and the Trust provides for the following advisory fees: LB Opportunity Growth Fund pays an advisory fee equal to .50% of average daily net assets up to $100 million, .40% of average daily net assets over $100 million but not over $250 million, .35% of average daily net assets over $250 million but not over $500 million,
 .30% of average daily net assets over $500 million but not over $1 billion, and .25% of average daily net assets over $1 billion. LB Mid Cap Growth Fund pays an advisory fee equal to .45% of average daily net assets up to $100 million, .40% of average daily net assets over $100 million but not over $250 million, .35 % of average daily net assets over $250 million but not over $500 million, .30% of average daily net assets over $500 million but not over $1 billion and .25% of average daily net assets over $1 billion. LB World Growth Fund pays an advisory fee equal to 1.00% of average daily net assets up to $20 million, .85% of average daily net assets over $20 million but not over $50 million, and .75% of average daily net assets over $50 million. LB Growth Fund pays an advisory fee equal to .425% of average daily net assets up to $500 million, .375% of average daily net assets over $500 million but not over $1 billion and .325% of average daily net assets over $1 billion. LB Fund pay an advisory fee equal to .40% of average daily net assets of $500 million or less, .35% of average daily net assets over $500 million but not over $1 billion, and .30% of average daily net assets over $1 billion. LB Value Fund pays an advisory fee equal to .40% of average daily net assets up to $500 million, .35% of average daily net assets over $500 million but not over $1 billion and .30% of average daily net assets over $1 billion. LB High Yield Fund pay an advisory fee equal to .40% of average daily net assets of $500 million or less, .35% of average daily net assets over $500 million but not over $1 billion, and .30% of average daily assets over $1 billion. LB Income Fund pays an advisory fee equal to .35% of average daily net assets of $500 million or less, .325% of average daily net assets over $500 million but not over $1 billion, and .30% of average daily net assets over $1 billion. LB Municipal Bond Fund pays an advisory fee equal to .325% of average daily net assets of $500 million or less, .3125% of average daily net assets over $500 million but not over $1 billion, and
 .30% of average daily net assets over $1 billion. LB Limited Maturity Bond Fund pays an advisory fee equal to .30% of average daily net assets up to $500 million, .275% of average daily net assets over $500 million but not over $1 billion and .25% of average daily net assets over $1 billion. LB Money Market Fund pay an advisory fee equal to .25% of average daily net assets of $500 million or less, .225% of average daily net assets on the next $500 million of average daily net assets, .20% of average daily net assets on the next $500 million of average daily net assets, .175% of average daily net assets on the next $500 million of average daily net assets, and .15% of average daily net assets over $2 billion.

     Effective January 1, 1997, LB Research voluntarily agreed to waive 5 basis points (0.05%) from the advisory fees payable by LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

     LB Research has voluntarily agreed to temporarily waive a portion of the advisory fee for LB Mid Cap Growth Fund and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for the Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.95%, 2.70%, and 1.70%, respectively, of the average daily net assets of the relevant class. LB Research has voluntarily agreed to temporarily waive a portion of its advisory fee for the LB Growth Fund and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for the Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.30%, 2.05%, and 1.05%, respectively, of the average daily net assets of the relevant class. LB Research has voluntarily agreed to temporarily waive a portion of its advisory fee for the LB Value Fund and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for the Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.30%, 2.05%, and 1.05%, respectively, of the average daily net assets of the relevant class. LB Research has voluntarily agreed to temporarily waive a portion of its advisory fee for the LB Limited Maturity Bond Fund and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for the Class A shares, Class B shares and Institutional Class shares to an annual rate of 0.95%, 0.95%, and 0.70%, respectively, of the average daily net assets of the relevant class. LB Research has voluntarily agreed to temporarily waive a portion of the advisory fees in order to limit LB Money Market Fund's total operating expenses for the Class A, Class B shares and Institutional Class shares to 0.95%, 0.95%, and 0.70%, respectively of the average net assets of the relevant class.

     The total dollar amounts paid to LB Research under the investment advisory contract then in effect for the last three fiscal years are as follows:

                                10/31/99        10/31/98        10/31/97
LB Opportunity Growth Fund     $1,049,677      $1,819,274      $1,868,475
LB Mid Cap Growth Fund            267,092         203,949          21,586
LB World Growth Fund              753,081         834,624         682,203
LB Fund                         5,257,761       6,971,792       5,686,741
LB High Yield Fund              3,660,910       5,720,730       4,911,490
LB Income Fund                  2,754,808       4,538,239       4,799,245
LB Municipal Bond Fund          2,096,878       3,439,413       3,424,258
LB Money Market Fund            1,579,481       2,530,134       2,210,254

     LB Research waived fees with respect to LB World Growth Fund totaling $18,844, $208,656, and $66,807 for the fiscal years ended October 31, 1999, 1998, and 1997, respectively. LB Research waived fees with respect to LB Fund totaling $967,463, $3,393,704, and $385,904 for the fiscal years ended October 31, 1999, 1998 and 1997, respectively. LB Research waived fees with respect to LB High Yield Fund totaling $647,959, $2,735,365, and $328,810 for the fiscal years ended October 31, 1999, 1998 and 1997, respectively. LB Research waived fees with respect to LB Income Fund totaling $543,063, $2,302,559, and $333,931 for the fiscal years ended October 31, 1999, 1998 and 1997, respectively. LB Research waived fees with respect to LB Municipal Bond Fund totaling $434,545, $1,801,021, and $247,844 for the fiscal years ended October 31, 1999, 1998 and 1997, respectively. LB Research waived fees with respect to the Mid Cap Growth Fund totaling $77,128, $152,651, and $7,357 for the fiscal years ended October 31, 1999, 1998 and 1997, respectively. LB Research waived fees with respect to the Money Market Fund totaling $404,526, $1,712,946, and $435,799 for the fiscal years ended October 31, 1999, 1998 and 1997, respectively. LB Research waived fees with respect to the Opportunity Growth Fund totaling $47,854 and $664,301 for the fiscal years ended October 31, 1999 and 1998.


     LB Research pays Price-Fleming an annual sub-advisory fee for the performance of sub-advisory services for LB World Growth Fund. The fee payable is equal to a percentage of that Fund's average daily net assets. The percentage decreases as the Fund's assets increase. For purposes of determining the percentage level of the sub-advisory fee for the Fund, the assets of the Fund are combined with the assets of the World Growth Portfolio of LB Series Fund, Inc., another fund with investment objectives and policies that are similar to LB World Growth Fund and for which Price-Fleming also provides sub-advisory services. The sub-advisory fee LB Research pays Price-Fleming is equal to the World Growth Fund's pro rata share of the combined assets of the Fund and the World Growth Portfolio of LB Series Fund, Inc. and is equal to .75% of combined average daily net assets up to $20 million, .60% of combined average daily net assets over $20 million but not over $50 million, and .50% of combined average daily net assets over $50 million. When the combined assets of LB World Growth Fund and the World Growth Portfolio of LB Series Fund, Inc. exceed $200 million, the sub-advisory fee for LB World Growth Fund is equal to .50% of all of the Fund's average daily net assets. Price-Fleming has agreed to waive its fees so that when the combined assets of LB World Growth Fund and LB Series Fund, Inc. World Growth Portfolio exceed $500 million, the sub-advisory fee for LB World Growth Fund is equal to .45% of all the Fund's average daily net assets. At October 31, 1999, the combined assets of LB World Growth Fund and World Growth Portfolio totaled $556.7 million.

     The total dollar amount paid by LB Research to Price-Fleming under the investment sub-advisory contract for LB World Growth Fund for the fiscal year ended October 31, 1999 is $449,259.


                             ADMINISTRATIVE SERVICES

     Lutheran Brotherhood Securities Corp. ("LB Securities") provides administrative personnel and services necessary to operate the Funds on a daily basis for a fee equal to 0.02 percent of the Funds' average daily net assets. Prior to January 1, 1997, the fee equaled 0.0225 percent of the Fund's average daily net assets. The total dollar amounts paid to LB Securities for administrative services for the last three fiscal years are as follows:

                                 10/31/99        10/31/98        10/31/97
LB Opportunity Growth Fund     $   45,091      $   53,144      $   55,875
LB Mid Cap Growth Fund             11,478           5,827             617
LB World Growth Fund               19,579          16,693          13,826
LB Fund                           283,224         226,247         184,583
LB High Yield Fund                184,197         182,358         158,365
LB Income Fund                    151,763         153,504         166,209
LB Municipal Bond Fund            121,892         120,068         122,078
LB Money Market Fund              118,971         101,269          90,172


CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.


TRANSFER AGENT

     LB Securities provides transfer agency services necessary to the Funds on a daily basis for a fee that is based on the number of shareholder accounts. The total dollar amounts paid to LB Securities for transfer agency services for the last three fiscal years are as follows:

                                 10/31/99        10/31/98        10/31/97
LB Opportunity Growth Fund     $  1,262,313    $  1,282,211    $  1,147,649
LB Mid Cap Growth Fund              453,747         238,905          21,145
LB World Growth Fund                510,661         421,984         311,027
LB Fund                           2,645,215       2,173,882       1,791,020
LB High Yield Fund                1,605,493       1,425,789       1,205,817
LB Income Fund                    1,280,447       1,223,151       1,275,325
LB Municipal Bond Fund              483,542         480,276         492,743
LB Money Market Fund              1,718,928       1,549,977       1,383,639


INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 650 Third Avenue South, Park Building, Suite 1300, Minneapolis, Minnesota 55402, serves as the Trust's independent accountants, providing professional services including audits of the Funds' annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Funds.


                      DISTRIBUTION AND SHAREHOLDER SERVICES

PLAN OF DISTRIBUTION AND DISTRIBUTION CONTRACT

     The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") with respect to the Class B shares of each Fund except LB Limited Maturity Bond Fund and LB Money Market Fund. The 12b-1 Plan permits, among other things, payment by each such Fund for the purpose of (1) making payments to underwriters, securities dealers and others engaged in the sale of Class B shares, including payments to LB Securities to be used to compensate or reimburse LB Securities and others (including affiliates of LB Securities) engaged in the distribution and marketing of Class B shares or furnishing assistance to investors on an ongoing basis, and (2) providing reimbursement of direct out-of-pocket expenditures incurred by LB Securities in connection with the distribution and marketing of Class B shares, (3) providing reimbursements of payments of commissions to LB Securities's field force and others involved in the distribution of the Class B shares at the time of purchase, plus interest at a rate not to exceed prime plus 1% on the amount of unreimbursed commissions and (4) providing payment of expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature, the preparation, printing and distribution of prospectuses of the Trust and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Class B shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the 12b-1 Plan.

     The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a 1940 Act Majority Vote of the Class B shareholders and that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the 12b-1 Plan is in effect, the selection and nomination of the Trustees of the Trust who are not "interested persons" of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The 12b-1 Plan was initially approved by the Board of Trustees, including a majority of the Qualified Trustees, on September 9, 1997, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees by vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan is terminable with respect to the Class B shares of any Fund at any time by a vote of a majority of the Qualified Trustees or by 1940 Act Majority Vote of the Class B shareholders of such Fund. A quarterly report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were incurred must be made to the Trustees for their review.

     The Funds' distributor, LB Securities, is a Pennsylvania corporation organized in 1969. LB Securities is a wholly-owned subsidiary of LB Research and is located in Minneapolis, Minnesota. The officers and directors of LB Securities who are affiliated with the Trust are set forth under "Fund Management". Under a First Amended and Restated Distribution Contract dated October 31, 1997, as supplemented by letter dated October 29, 1999, (the "Distribution Contract"), LB Securities is granted the right to sell Class A, Class B and Institutional Class shares of the Funds as agent for the Trust. LB Securities agrees to use its best efforts to secure purchasers for the shares of the Funds. In connection with the services to be provided by LB Securities under the Distribution Contract, LB Securities receives from each Fund other than LB Limited Maturity Bond Fund and LB Money Market Fund an amount with respect to Class B shares determined at an annual rate of
 .75% of the average daily net asset value represented by such shares, such amount to be paid in arrears at the end of each calendar month. The Distribution Contract was initially approved by the Board of Trustees including a majority of the Qualified Trustees, on September 9, 1997, and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees and the Qualified Trustees.

     For the fiscal year ended October 31, 1999 each Fund paid LB Securities fees under the Distribution Plan and the distributor used all of such payments for compensation to sales personnel on behalf of the Class B shares of the Funds as follows:

     LB Opportunity Growth Fund                  49,948

     LB Mid Cap Growth Fund                      83,511

     LB World Growth Fund                        43,727

     LB Fund                                    346,361

     LB High Yield Fund                         215,750

     LB Income Fund                              87,611

     LB Municipal Bond Fund                      49,369


SHAREHOLDER SERVICING PLANS

     The Trust has adopted shareholder servicing plans (each a "Shareholder Servicing Plan") for each Fund (including LB Money Market Fund). The Shareholder Servicing Plans for the Class A and Class B shares provide that the relevant class may spend annually, directly or indirectly, up to .25% of the average daily value of the net assets attributable to the relevant class for shareholder servicing activities. The Shareholder Servicing Plan for the Institutional Class shares provides that the Institutional Class may spend annually, directly or indirectly, up to .15% of the average daily value of the net assets attributable to the relevant class for shareholder servicing activities. Under the Distribution Contract, LB Securities has agreed to undertake certain shareholder servicing activities on behalf of the Funds in exchange for a fee of .25% of the average daily value of the net assets represented by Class A and Class B shares and .15% of the average daily value of the net assets represented by Institutional Class shares. A quarterly report of the amounts expended under the Shareholder Servicing Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. Each Shareholder Servicing Plans may be amended by a majority of the Qualified Trustees or by a 1940 Act Majority Vote by shareholders of the respective class. The Shareholder Servicing Plans have been approved, and are subject to annual approval, by the Board of Trustees and the Qualified Trustees.


UNDERWRITING COMMISSIONS

     The total dollar amounts of (i) initial sales charges reserved by LB Securities for the last three fiscal years and (ii) contingent deferred sales charge upon redemptions of Class B shares for the fiscal year ended October 31, 1999 are as follows:


                                                                                 10/31/99        10/31/98
                                 10/31/99        10/31/98        10/31/97       Contingent      Contingent
                                  Initial         Initial         Initial        Deferred        Deferred
                                   Sales           Sales           Sales           Sales           Sales
                                  Charges         Charges         Charges         Charges         Charges
LB Opportunity Growth Fund       $  460,081      $  778,363      $1,724,236      $ 9,798         $ 1,307
LB Mid Cap Growth Fund              358,047         427,170         278,924       12,738           2,314
LB World Growth Fund                264,109         310,483         637,128        8,846             675
LB Fund                           2,710,727       2,551,224       2,613,029       58,914          12,268
LB High Yield Fund                2,699,426       3,625,091       3,716,291       45,912          15,247
LB Income Fund                    1,295,358       1,114,000         905,599       24,214           4,381
LB Municipal Bond Fund              961,589         843,903         689,914        7,587           5,242


                             BROKERAGE TRANSACTIONS

PORTFOLIO TRANSACTIONS

     In connection with the management of the investment and reinvestment of the assets of the Funds, the Advisory Contract authorizes LB Research, acting by its own officers, directors or employees or by a duly authorized subcontractor, including Price-Fleming (a "sub-adviser"), to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, LB Research and the sub-adviser will use reasonable efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, LB Research and the sub-adviser will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, LB Research and the sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which LB Research or the sub-adviser or an affiliate of LB Research or the sub-adviser exercises investment discretion. LB Research and the sub-adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, LB Research or the sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

     To the extent that the receipt of the above-described services may supplant services for which LB Research or the sub-adviser might otherwise have paid, it would, of course, tend to reduce the expenses of LB Research or the sub-adviser.

     The investment decisions for a Fund are and will continue to be made independently from those of other investment companies and accounts managed by LB Research, a sub-adviser, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which LB Research and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtainable or sold by a Fund.


               AFFILIATED TRANSACTIONS OF THE SUB-ADVISER

     Subject to applicable SEC rules, as well as other regulatory requirements, the sub-adviser of LB World Growth Fund may allocate orders to brokers or dealers affiliated with the sub-adviser. Such allocation shall be in such amounts and proportions as the sub-adviser shall determine and the Fund's sub-adviser will report such allocations either to LB Research, which will report such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.


BROKERAGE COMMISSIONS

     During the last three fiscal years, the Funds paid the following brokerage fees:

                                   10/31/99       10/31/98       10/31/97
LB Opportunity Growth Fund        $  173,174     $  748,871     $  520,660
LB Mid Cap Growth Fund               152,039        362,449         29,180
LB World Growth Fund*                 55,680         87,386        102,408
LB Growth Fund                         3,538             --             --
LB Fund                            1,552,905      1,282,269        941,481
LB Value Fund                          5,043             --             --
LB High Yield Fund                         0         11,048         15,071
LB Income                             80,602         94,514        162,275
LB Municipal Bond Fund                     0              0          7,399
LB Limited Maturity Bond Fund              0             --             --
LB Money Market Fund                       0              0              0
--------------------
* Amount paid to affiliated broker-dealer is $1,486 for the fiscal year ended October 31, 1999, $4,586 for the fiscal year ended October 31, 1998, $2,608 for the fiscal year ended October 31, 1997.

     Of the brokerage fee amounts stated above and underwriting concessions of dealers from whom the Funds purchased newly issued debt securities, the following percentages were paid to firms which provided research, statistical, or other services to LB Research or the sub-adviser in connection with the management of the Funds:

                                10/31/99      10/31/98      10/31/97
LB Opportunity Growth Fund        0.06%         5.63%         6.68%
LB Mid Cap Growth Fund           16.83         25.69         68.99
LB World Growth Fund              2.87          3.55          1.30
LB Growth Fund                  100.00          0.00          0.00
LB Fund                          25.50         30.50         10.01
LB Value Fund                   100.00          0.00          0.00
LB High Yield Fund                0.00          0.00          0.00
LB Income Fund                    3.14          3.35          5.12
LB Municipal Bond Fund            0.00          0.00          0.00
LB Limited Maturity Bond Fund     0.00          0.00          0.00
LB Money Market Fund              0.00          0.00          0.00


PORTFOLIO TURNOVER RATE

     The rate of portfolio turnover in the Funds will not be a limiting factor when LB Research or the sub-adviser deems changes in a Fund's portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate. LB Growth Fund, LB Value Fund, and LB Limited Maturity Bond Fund do not expect their portfolio turnover rate to exceed 100% during their first year of operation.

     For the last three fiscal years, the portfolio turnover rates of LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund were as follows:

                                    10/31/99       10/31/98       10/31/97
LB Opportunity Growth Fund             49%            155%           136%
LB Mid Cap Growth Fund                145%            436%            94%
LB World Growth Fund                   18%             20%            17%
LB Fund                                57%             57%            54%
LB High Yield Fund                     55%             73%           113%
LB Income Fund                         72%             98%            97%
LB Municipal Bond Fund                 20%             14%            18%


                                 CODE OF ETHICS

     The Trust has adopted a code of ethics that imposes certain limitations and restrictions on personal securities transactions by persons having access to Fund investment information, including portfolio managers. Such access persons may not purchase any security being offered under an initial public offering, any security for which one of the Funds has a purchase or sale order pending, or any security currently under active consideration for purchase or sale by a Fund. Additionally, portfolio managers of the Funds may not purchase or sell any security within seven days before or after any transaction in such security by the Fund that he or she manages. In order for the Trust to monitor the personal investment transactions, all access persons must obtain the approval of an officer of the Trust designated by the Trustees before they may purchase or sell any security and they must have all such transactions reported to such officer by the broker-dealer through which the transaction was accomplished.


                                PURCHASING SHARES

     Initial purchases of Fund shares must be made by check and accompanied by an application. Subsequent purchases may be made by:

        -      check;
        -      Federal Reserve or bank wire;
        -      Invest-by-Phone;
        -      Systematic Investment Plan (SIP); and
        -      automatic payroll deduction.

     Use of checks, Federal Reserve or bank wire and Invest-by-Phone is explained in the General Information section of the Fund's prospectus under "Buying Shares of The Lutheran Brotherhood Family of Funds".


SYSTEMATIC INVESTMENT PLAN

     Under the Systematic Investment Plan program, funds may be withdrawn monthly from the shareholder's checking account and invested in the Funds. LB Securities representatives will provide shareholders with the necessary authorization forms.


AUTOMATIC PAYROLL DEDUCTION

     Under the Automatic Payroll Deduction program, funds may be withdrawn monthly from the payroll account of any eligible shareholder of a Fund and invested in a Fund. To be eligible for this program, the shareholder's employer must permit and be qualified to conduct automatic payroll deductions. LB Securities representatives will provide shareholders with the necessary authorization forms.


                                  SALES CHARGES

     Purchases of Fund shares other than LB Limited Maturity Bond Fund and LB Money Market Fund and the Institutional Class shares carry either an initial sales charges (Class A) or contingent deferred sales charge (Class
B) as explained in the section of the Funds' prospectus relating to such shares entitled, "Choosing Your Class of Shares", which also lists ways to reduce or avoid sales charges on subsequent purchases.

     In addition to the situations described in the prospectus, sales charges are waived when shares are purchased by:

         - directors and regular full-time and regular part-time employees of Lutheran Brotherhood and its subsidiaries;

         -        registered representatives of LB Securities; and

         - any trust, pension, profit-sharing or other benefit plan for such persons.


FULL-TIME EMPLOYEES

     Regular full-time and regular part-time employees of Lutheran Brotherhood are persons who are defined as such by the Lutheran Brotherhood Human Resources Policy Manual.


RESTRICTION ON SALE OF SHARES PURCHASED

     Sales to any of the persons or groups mentioned in this section are made only with the purchaser's written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of a Fund.


                                 NET ASSET VALUE

LB OPPORTUNITY GROWTH FUND, LB MID CAP GROWTH FUND, LB WORLD GROWTH FUND, LB GROWTH FUND LB FUND, LB VALUE FUND, LB HIGH YIELD FUND, LB INCOME FUND, LB MUNICIPAL BOND FUND AND LB LIMITED MATURITY BOND FUND

     The net asset value per share is determined at the close of each day the New York Stock Exchange is open, or any other day as provided by Rule 22c-1 under the Investment Company Act of 1940. Determination of net asset value may be suspended when the Exchange is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the Investment Company Act of 1940.

     Net asset value is determined by adding the market or appraised value of all securities and other assets attributable to each class of shares; subtracting liabilities attributable to such class; and dividing the result by the number of shares of such class outstanding.

     The market value of each Fund's portfolio securities is determined at the close of regular trading of the New York Stock Exchange (the "Exchange") on each day the Exchange is open. The value of portfolio securities is determined in the following manner:

- Equity securities traded on the Exchange or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

- Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

- Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. LB Research may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

- Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

     For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

     Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

     All other securities and assets will be appraised at fair value as determined by the Board of Trustees.

     Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees of the Fund.

     For purposes of determining the net asset value of shares of a Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


LB MONEY MARKET FUND

     Securities held by LB Money Market Fund are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price LB Money Market Fund would receive if it sold the security.

     LB Money Market Fund anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of $1.00 per share and LB Money Market Fund will use its best efforts to do so. However, such maintenance at $1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by LB Money Market Fund and LB Money Market Fund is compelled to sell such securities at a time when the prices which it is able to realize vary significantly from the values determined on the amortized cost basis or (2) LB Money Market Fund should have negative net income. It is expected that LB Money Market Fund will have positive net income at the time of each determination thereof.

     The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

     (1) The Trustees must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute which reflects current market conditions) from LB Money Market Fund's net asset value per share under the amortized cost valuation method will be determined at such intervals as the Trustees deem appropriate and reasonable in light of current market conditions, and the Trustees must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

     (2) In the event such deviation from LB Money Market Fund's net asset value under the amortized cost valuation method exceeds
          1/2 of 1%, the Trustees must promptly consider what action should be initiated by them, and when the Trustees believe the extent of any deviation from LB Money Market Fund's net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Trustees);

     (3) LB Money Market Fund may not purchase any instrument with a remaining maturity greater than 397 calendar days or maintain a dollar-weighted average portfolio maturity which exceeds 90 days;

     (4) LB Money Market Fund must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments which the Trustees determine present minimal credit risks and which are "eligible securities" as defined in Rule 2a-7; and

     (5) LB Money Market Fund must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

     Securities in which LB Money Market Fund invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term "Eligible Security" is limited to any security that:

     (i) (a) either (1) has received a short-term rating from a nationally recognized statistical rating organization (NRSRO") or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (2) is subject to a guarantee that has received a short-term rating from an NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e.. two, if two organizations have issued ratings and one if only one has issued a rating) in one of the two highest short-term major rating categories; or

     (ii) is unrated but is of comparable quality to a rated security as described in (i), above, and which at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from an NRSRO in any NRSRO major rating category outside of the NRSRO's three highest major rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term major rating categories.

     As indicated in the Prospectus, at least 95% of LB Money Market Fund's total assets will consist of government securities and "first tier" eligible securities as defined in Rule 2a-7 under the 1940 Act, with the balance of LB Money Market Fund's assets invested in "second tier" eligible securities as defined in Rule 2a-7. For this purpose, "second tier" eligible securities generally are those which have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities. LB Money Market Fund may not invest more than the greater of 1% of its total assets or $1 million in "second tier" eligible securities of any single issuer.


CONVERSION TO FEDERAL FUNDS

     It is LB Money Market Fund's policy to be as fully invested as possible so that maximum interest may be earned on money market instruments in the Fund's portfolio. To that end, all payments from investors must be in federal funds or be converted into federal funds when deposited to State Street Bank' account at the Boston Federal Reserve Bank. This conversion must be made before shares are purchased. State Street Bank will act as the investor's agent in depositing checks and converting them to federal funds. State Street will convert the funds and enter the investor's order for shares within two days of receipt of the check.


                                REDEEMING SHARES

     Shares may be redeemed with requests made:

     -      in writing;
     -      through Redeem-by-Phone; or
     -      through the Lutheran Brotherhood systematic withdrawal plan.

     All methods of redemption are described in the Funds' prospectus under "Redeeming Shares".


                                   TAX STATUS

THE FUNDS' TAX STATUS

     The Funds expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

         - derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

         -        invest in securities within certain statutory limits; and

         - distribute at least 90% of its ordinary income to shareholders.

     It is each Fund's policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

     To avoid payment of a 4% excise tax, each Fund is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending October 31.


SHAREHOLDERS' TAX STATUS

     Information on a shareholder's tax status is described in the Fund's prospectus under "Taxes."


CAPITAL GAINS

     While the Funds do not intend to engage in short-term trading, they may dispose of securities held for only a short time if LB Research believes it to be advisable. Such changes may result in the realization of capital gains. Each Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.


                               GENERAL INFORMATION

     The Lutheran Brotherhood Family of Funds, a business trust organized under the laws of the State of Delaware, was established pursuant to a Master Trust Agreement dated July 15, 1993. The Trust is authorized to issue shares of beneficial interest, par value $.001 per share, divisible into an indefinite number of different series and classes and operates as a "series company" as provided by Rule 18f-2 under the 1940 Act. Currently, eight series of the Trust exist and each series is authorized to issue three classes of shares: Class A, Class B and Institutional Class shares. Effective October 31, 1997, all of the outstanding shares of the Funds were redesignated as Class A shares and, immediately thereafter, shares held by Lutheran institutions and church organizations with accounts of at least $100,000 were automatically converted to Institutional Class shares. The attributes of the various classes of shares are more fully described in their respective prospectus. The interests of investors in the various series of the Trust will be separate and distinct.

     The assets received by the Trust from the issue and sale of shares of a Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specially allocated to each class of such Fund and constitute the underlying assets of such Fund. The underlying assets of such Fund are required to be segregated on the books of account, and are charged with the expenses in respect of each class of the Fund and with a share of the general expenses of the Trust. Under the Trust's Multiple Class Expense Allocation Plan adopted under Rule 18f-3 of the 1940 Act, (i) advisory fees, custodial fees and other expenses relating to the management of the Fund's assets ("Management-Related Expenses") are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Series, (ii) expenses of the Institutional Class shares of each Series (other than Management-Related Expenses) and shareholder servicing fees with respect to Institutional Class shares are specially allocated to the Institutional Class and (iii) expenses of the Class A and Class B shares of each series, other than Management-Related Expenses and Rule 12b-1 and shareholder servicing fees with respect to Class A and Class B shares, are allocated to each such class based on the net asset value of such class in relation to the aggregate net asset value of the Class A and Class B shares. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets of each class available for distribution.


                         CALCULATION OF PERFORMANCE DATA

     The total return and yield of the Class A, Class B and Institutional Class shares will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds. The performance data listed below covers periods prior to the adoption of the current class designations. Shares of the Funds had no class designations until October 31, 1997, when designations were assigned based upon the sales charges, Rule 12b-1 fees and shareholder servicing fees applicable to shares sold thereafter. The Shareholder Servicing Plans became effective on October 31, 1997, for Class A and Class B shares, and on October 31, 1999, for Institutional Class shares. Total return and yield performance data for periods prior to October 31, 1997 have been restated to reflect the revised initial sales charge schedule for the Class A shares and the CDSC for the Class B shares that became effective on that date. However, the total return and yield performance data have not been restated to reflect Rule 12b-1 fees for the Class B shares and shareholder servicing fees, which will adversely affect performance after October 31, 1997, for the Class A and B shares and after October 31, 1999, for the Institutional Class shares.

     Performance data after October 31, 1997 reflects Rule 12b-1 fees, shareholder servicing fees and sales charges, where applicable, as follows:

Class            Rule 12b-1         Shareholder        Sales Charge
                                    Servicing Fee
                 ----------         -------------      -------------

A                None               .25% of average    Maximum 4.0% initial
                                    daily net assets   sales charge
                                                       reflected(1)

B                .75% of            .25% of average    1- and 5- year
                 average daily      daily net assets   periods reflect a
                 net assets(1)                         5% and 1% CDSD,
                                                       respectively(1)

Institutional(2) None               .15%               None
-----------------

(1) Except for LB Limited Maturity Bond Fund and LB Money Market Fund, which are not subject to initial sales charges, CDSC or Rule 12b-1 fees.
(2) The Institutional Class shareholder servicing fee became effective October 31, 1999.

     Calculations of performance data for all Funds in this section reflect the subsidization by Fund affiliates of fees and expenses relating to the Fund during the subject period. In the absence of such subsidization actual performance would be lower.


TOTAL RETURN

     Average annual total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                                  P(1+T)(n) = ERV

[In the above formula "n" is an exponent.]

Where:         P      =      a hypothetical initial payment of $1,000

               T      =      average annual total return

               n      =      number of years

               ERV    =      ending redeemable value at the end of the
                             designated period assuming a hypothetical
                             $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the maximum initial sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.


YIELD

     Yield is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

[A formula is expressed here that is as follows:

     Yield is equal to 2 times the difference between the sixth power of a number and 1, where that number is equal to the sum of the quotient of a divided by b and 1.]

        Where:

        a         =        dividends and interest earned during the period
                           minus expenses accrued for the period (net of voluntary expense reductions by the Investment
                           Manager)

        b         =        the average daily number of shares outstanding
                           during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), a Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. Each Fund has elected not to amortize discount or premium on such securities.

     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.0%.

     All accrued expenses are taken into account as described later herein.

     Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.


TAX EQUIVALENT YIELD

     LB Municipal Bond Fund may quote its tax equivalent yield. LB Municipal Bond Fund's tax equivalent yield is computed by dividing that portion of such Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the combined federal and state maximum effective marginal rate and adding the result to that portion, if any, of the yield of such Fund that is not tax-exempt. The complement, for example, of a tax rate of 31% is 69%, that is 1.00 - 0.31 = 0.69.

     The tables below present the average annual returns for all Funds except LB Money Market Fund, the yields for LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund, and the tax-equivalent yield for LB Municipal Bond Fund of the Class A, Class B, and Institutional Class shares for the indicated periods ended October 31, 1999. The tables reflect the revised initial sales charge schedule for the Class A shares and the CDSC for Class B shares effective October 31, 1997,and they do not reflect the shareholder servicing fee applicable to the Class A and Class B shares for periods prior to October 31, 1997 and applicable to the Institutional Class shares for periods prior to October 31, 1999.



                                            CLASS A PERFORMANCE
                                 Current
                                   SEC        Average Annual Total Returns as of 10/31/99         Date
                                  Yield      ---------------------------------------------         of
Fund                             10/31/99    1-Year     5-Years     10-Years     Inception     Inception
--------------------------       --------    ------     -------     --------     ---------     ---------
LB Opportunity Growth Fund         n/a       14.82%      7.56%       n/a           9.34%       01/08/93
LB Mid Cap Growth Fund             n/a       35.11%      n/a         n/a          15.85%       05/30/97
LB World Growth Fund               n/a       14.45%      n/a         n/a           9.66%       09/05/95
LB Fund                            n/a       20.59%     20.23%      14.64%         n/a            --
LB High Yield Fund                10.72%      3.35%      7.09%       9.38%         n/a            --
LB Income Fund                     6.09%     -4.71%      6.36%       6.60%         n/a            --
LB Municipal Bond Fund             4.47%(a)  -6.52%      5.79%       6.41%         n/a            --

                                  --------------------------------------------------
                                             (a) Tax Equivalent Yields
                                  --------------------------------------------------
           Tax Bracket              39.6%       36%       31%         28%          15%
                                  ------      ------    ------      ------       ------
LB Municipal Bond Fund             7.40%       6.98%     6.48%       6.21%        5.26%

                                              CLASS B PERFORMANCE

                                 Current       Total Returns as of 10/31/99
                                   SEC         ----------------------------         Date
                                  Yield        Inception      Inception              of
Fund                             10/31/99      (If Held)     (If Redeemed)       Inception
--------------------------       --------      ---------     -------------       ---------
LB Opportunity Growth Fund         n/a         18.66%         13.66%             10/31/97
LB Mid Cap Growth Fund             n/a         39.69%         34.69%             10/31/97
LB World Growth Fund               n/a         18.28%         13.28%             10/31/97
LB Fund                            n/a         24.66%         19.66%             10/31/97
LB High Yield Fund               10.40%         6.92%          1.92%             10/31/97
LB Income Fund                    5.59%        -1.52%         -6.45%             10/31/97
LB Municipal Bond Fund            3.91%(a)     -3.44%         -8.27%             10/31/97

                                  --------------------------------------------------
                                             (a) Tax Equivalent Yields
                                  --------------------------------------------------
          Tax Bracket             39.6%          36%           31%         28%        15%
                                 ------         ------        ------      ------     ------
LB Municipal Bond Fund            6.47%          6.11%         5.67%       5.43%      4.60%

                                             INSTITUTIONAL CLASS PERFORMANCE

                                 Current
                                   SEC         Total Returns as of 10/31/99         Date
                                  Yield        ----------------------------          of
Fund                             10/31/99                    Inception           Inception
--------------------------       --------                    ---------           ---------
LB Opportunity Growth Fund         n/a                        -5.19%             10/31/97
LB Mid Cap Growth Fund             n/a                        15.72%             10/31/97
LB World Growth Fund               n/a                        13.15%             10/31/97
LB Fund                            n/a                        20.54%             10/31/97
LB High Yield Fund               11.45%                        1.10%             10/31/97
LB Income Fund                    6.59%                        4.03%             10/31/97
LB Municipal Bond Fund            4.92%(a)                     2.80%             10/31/97

                                  --------------------------------------------------
                                             (a) Tax Equivalent Yields
                                  --------------------------------------------------
            Tax Bracket           39.6%          36%           31%         28%        15%
                                 ------         ------        ------      ------     ------
LB Municipal Bond Fund            8.15%          7.69%         7.13%       6.83%      5.79%


YIELD - MONEY MARKET FUND

     When LB Money Market Fund quotes a "current annualized" yield, it is based on a specified recent seven calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) all fees charge to all shareholder accounts, in proportion to the length of the base period and the Trust's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

                                                      Class   Institutional
                                                      A & B      Class
                                                      -----      -----
   Yield For 7-day Period Ended 10/31/99              4.59%       4.84%

   Effective Yield For 7-day Period Ended 10/31/99    4.69%       4.96%


ACCRUED EXPENSES

     Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The average annual total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees.

     Accrued expenses include the subsidization by Fund affiliates of fees or expenses relating to a Fund, during the subject period.


NONSTANDARDIZED TOTAL RETURN

     A Fund may provide the above described average annual total return results for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before such quarter end and at the commencement of such Fund's operations. In addition, a Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.


DESCRIPTION OF DEBT RATINGS

     Moody's Investors Service, Inc. describes grades of corporate debt securities and "Prime-1" and "Prime-2" commercial paper as follows:

BONDS:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


COMMERCIAL PAPER:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o   Leading market positions in well-established industries.

         o   High rates of return of funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Standard & Poor's Corporation describes grades of corporate debt securities and "A" commercial paper as follows:


BONDS:

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

         The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

         The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC typically is currently highly vulnerable to nonpayment.

C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

         Commercial Paper: Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is "A" or better (however, in some cases a "BBB" long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer's industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.


REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     The Report of Independent Accountants and financial statements in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 of the Funds are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference.